UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2021

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2021, Sorrento Therapeutics, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Sales Agreement, dated December 3, 2021 (the “Sales Agreement”), by and among the Company, Cantor Fitzgerald & Co., B. Riley Securities, Inc. and H.C. Wainwright & Co., LLC (the “Sales Agents”).

The Amendment amends the Sales Agreement to provide that the Company may offer and sell, from time to time, through or to the Sales Agents, as sales agents and/or principals, up to an additional $5,000,000,000 in shares of the Company’s common stock (the “Additional Shares”), such that the Company may offer and sell up to an aggregate of $5,442,943,290.81 in shares of its common stock (the “Offering”) pursuant to the Sales Agreement, as amended by the Amendment (the “Amended Sales Agreement”), inclusive of $442,943,290.81 in shares sold pursuant to the Sales Agreement through December 22, 2021. Any Additional Shares offered and sold in the Offering will be issued pursuant to the Company’s shelf registration statement on Form S-3ASR (the “Registration Statement”), which became automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on December 23, 2021. The Additional Shares may be offered only by means of a prospectus forming a part of the Registration Statement.

Subject to the terms and conditions of the Amended Sales Agreement, each Sales Agent will use its commercially reasonable efforts to sell the shares of the Company’s common stock from time to time, based upon the Company’s instructions. Under the Amended Sales Agreement, the Sales Agents may sell the shares of the Company’s common stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended.

The Company has no obligation to sell any shares of its common stock pursuant to the Amended Sales Agreement, and may at any time suspend offers under the Amended Sales Agreement. The Offering will terminate upon (i) the election of the Sales Agents upon the occurrence of certain adverse events, (ii) three business days’ advance notice from the Company to the Sales Agents or a Sales Agent (with respect to itself) to the Company, or (iii) the sale of all $5,442,943,290.81 of shares of the Company’s common stock pursuant thereto.

Under the terms of the Amended Sales Agreement, the Sales Agents will be entitled to a commission at an initial fixed rate of 3.0% of the gross proceeds from each sale of shares of the Company’s common stock under the Amended Sales Agreement, which percentage may be adjusted based on the aggregate amount of securities sold by the Sales Agents pursuant to the Amended Sales Agreement.

The Company currently intends to use any additional net proceeds from the Offering for working capital and general corporate purposes, which may include capital expenditures, research and development expenditures, regulatory affairs expenditures, clinical trial expenditures, acquisitions of new technologies and investments, business combinations and the repayment, refinancing, redemption or repurchase of indebtedness or capital stock. The Company also may use a portion of the net proceeds to repurchase or redeem a portion or all of those certain senior secured notes due 2026 in an initial aggregate principal amount of $224,000,000 issued by Scilex Pharmaceuticals Inc., an indirect majority-owned subsidiary of the Company, in September 2018.

The foregoing description of the Sales Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement and the Amendment, which are filed as Exhibits 1.1 and 1.2 hereto, respectively, and are incorporated herein by reference.

The representations, warranties and covenants contained in the Amended Sales Agreement were made solely for the benefit of the parties to the Amended Sales Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Amended Sales Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Amended Sales Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of any securities in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 8.01. Other Information

Effective December 23, 2021, the Sales Agreement was terminated with respect to A.G.P./Alliance Global Partners, and A.G.P./Alliance Global Partners ceased acting as a sales agent under the Sales Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1*	Amended and Restated Sales Agreement, dated as of December 3, 2021, by and among Sorrento Therapeutics, Inc., Cantor Fitzgerald & Co., B. Riley Securities, Inc., H.C. Wainwright & Co., LLC and A.G.P/Alliance Global Partners (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 3, 2021).

1.2	Amendment No. 1 to Amended and Restated Sales Agreement, dated as of December 23, 2021, by and among Sorrento Therapeutics, Inc., Cantor Fitzgerald & Co., B. Riley Securities, Inc. and H.C. Wainwright & Co., LLC.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 23, 2021	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer